UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2025

Tilray Brands, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Talbot Street West,
Leamington, ON	N8H 5L4
(Address of Principal Executive Offices,	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 845-7291
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TLRY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2025, Tilray Brands, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). The matters voted on at the Special Meeting were:

1.
The approval of an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation to effect a reverse stock split of its common stock by a ratio of not less than one-for-ten and not more than one-for-twenty, with the exact ratio to be set within this range by the board of directors (the “Board of Directors”) in its sole discretion (without reducing the authorized number of shares of common stock) and with the Board of Directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders in its sole discretion (the “Amendment Proposal”), and

2.
The approval of the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there were not sufficient votes in favor of the Amendment Proposal (the “Adjournment Proposal”).

At the Special Meeting, all of the matters voted on were approved, based upon an aggregate of 1,009,180,997 shares of Common Stock outstanding as of April 15, 2025, the record date for the Special Meeting.

The Board of Directors will continue to consider whether and when to effect a reverse stock split that is in the best interest of the Company following such shareholder authorization on the Amendment Proposal at the Special Meeting.

The final voting results were as follows:

1. The Amendment Proposal

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions
251,406,489	181,804,380	6,427,631

2. The Adjournment Proposal

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions
268,900,019	157,977,196	12,761,285

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tilray Brands, Inc.
Date: June 10, 2025
	By:	/s/ Mitchell Gendel
Name: Mitchell Gendel
Title: Global General Counsel